UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 24, 2005

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code  (413) 243-1600

Item 1.01                                             Entry into a Material Definitive Agreement

At the Registrant’s annual shareholder meeting on May 23, 2005, the Registrant’s shareholders approved the 2004 Employee Stock Purchase Plan (the “Plan”).  The purpose of the Plan is to provide employees of the Registrant with an opportunity to purchase Class A Common Stock of the Company at a discount to the stock’s fair market value during semiannual offering periods beginning on December 1 or June 1 and ending on the next following May 31 or November 30, respectively.  A description and copy of the Plan were included in the Registrant’s definitive proxy statement for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on April 27, 2005 (the “Proxy Statement”) and is incorporated by reference herein.  The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Plan filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description
99.1	Wave Systems Corp. 2004 Employee Stock Purchase Plan, as Amended by the Board of Directors through May 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Steven Sprague
Steven Sprague
Chief Executive Officer

Dated: May 24, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Wave Systems Corp. 2004 Employee Stock Purchase Plan, as Amended by the Board of Directors through May 24, 2005